CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Capital Reserve Canada Limited (the “Company”) on Form 20-F for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, N. Desmond Smith, President and Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 30, 2004

By:    /s/ N. Desmond Smith

Name: N. Desmond Smith

Title:   President (Principal Executive Officer and Principal

            Accounting Officer)